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DEARBORN BANCORP, INC.
FORM 10-K (continued)

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") of Dearborn Bancorp, Inc. (the "Issuer").

      I, Michael J. Ross, President and Chief Executive Officer of the Issuer, certify that:

      (i) The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 25, 2005

                                                 /s/ Michael J. Ross
                                          --------------------------------------
                                                   Michael J. Ross
                                          President and Chief Executive Officer,
                                                Dearborn Bancorp, Inc.